CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Optigenex Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2005 (the "Report"), I, Richard S. Serbin, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                      /s/ Richard S. Serbin
                                                      ---------------------
                                                      Richard S. Serbin
                                                      Chief Executive Officer

Dated: May 23, 2005